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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 31, 2005
                                                         ----------------

                           Strategic Diagnostics Inc.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)

      Delaware                     000-68440                  56-1581761
      --------                     ---------                  ----------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


           111 Pencader Drive
               Newark, DE                                           19702
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (302) 456-6789
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(c) On January 31, 2005, Anthony J. Simonetta was appointed as the Chief Financial Officer of Strategic Diagnostics, Inc. (the "Company").

         Mr. Simonetta worked for 28 years with KPMG, ascending to the role of partner in the Philadelphia office. During his last three years with KPMG, Mr. Simonetta, a Certified Public Accountant, managed the business advisory practice group, consulting with numerous KPMG clients on business development tactics and strategies. Prior to this assignment, Mr. Simonetta was an audit partner, serving both public and private clients in the development and execution of financial audit plans. He left KPMG in 2002 and has continued to consult with private clients on business development strategy and execution. Mr. Simonetta, 57, is a veteran of the U.S. Navy and a graduate of Hofstra University. Mr. Simonetta also serves as Chairman of the Board for The Center for Autistic Children in Philadelphia.

         The Company extended the offer of employment to Mr. Simonetta pursuant to an offer letter dated January 11, 2005, certain terms of which were subsequently clarified pursuant to a letter dated January 31, 2005, which provides that his annual salary shall be $150,000 per year and that he is eligible to receive a bonus of up to 50% of such salary, based on performance. A minimum $3,200 bonus is guaranteed for 2005. The offer letter is for no specific term and Mr. Simonetta's employment is at-will.

         The offer letter provides that Mr. Simonetta is to receive options to purchase 65,000 shares of common stock at an exercise price equal to the ending market price of the Company's common stock on January 24, 2005 and 21,000 shares of restricted stock. The options and restricted stock will vest over three years with one-third of each vesting at the end of each full year of employment. Mr. Simonetta will also be eligible to participate in the Company's Long Term Incentive program, based on performance. The Company will reimburse Mr. Simonetta for expenses associated with continuing education to maintain Mr. Simonetta's current professional licenses and pay professional fees associated with organizations that help support Mr. Simonetta in his position.

         There is no pre-existing arrangement or understanding which required that Mr. Simonetta be selected as Chief Financial Officer of the Company. Mr. Simonetta is neither related to any other director or executive officer of the Company nor does he have relationships or transactions with the Company outside the context of his employment.

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ITEM 7.01  REGULATION FD DISCLOSURE.

         On February 2, 2005 the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is furnished as
Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits.

           99.1 Press Release, dated February 2, 2005, issued by
                Strategic Diagnostics, Inc.










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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                STRATEGIC DIAGNOSTICS INC.


                                                By: /s/ Matthew H. Knight
                                                    ---------------------------
                                                        Matthew H. Knight
                                                        Chief Executive Officer


Dated: February 9, 2005












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                                  Exhibit Index
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      Exhibit
      -------

      99.1   Press Release, dated February 2, 2005, issued by
             Strategic Diagnostics, Inc.